UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-1)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-02               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust and Servicing Agreement, dated as of January 1, 2003 among GS Mortgage Securities Corp., as depositor, Fairbanks Capital Corp., as Servicer, Wilshire Credit Corporation as Servicer and Master Servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-1
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  January 5, 2004          By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2003



                        GSRPM MORTGAGE LOAN TRUST 2003-1
                         STATEMENT TO CERTIFICATEHOLDERS
                                December 26, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                     Realized      Deferred      Principal
Class          Value       Balance          Principal          Interest       Total       Losses        Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1         61,421,000.00    24,241,944.95    3,329,822.67       28,572.67    3,358,395.34     0.00       0.00       20,912,122.28
A2         54,935,000.00    54,935,000.00            0.00       86,036.22       86,036.22     0.00       0.00       54,935,000.00
A3        116,356,000.00    79,176,944.95    3,329,822.67      110,366.61    3,440,189.28     0.00       0.00       75,847,122.28
M1          4,501,000.00     4,501,000.00            0.00       14,413.36       14,413.36     0.00       0.00        4,501,000.00
B1          9,000,000.00     9,000,000.00            0.00       36,957.81       36,957.81     0.00       0.00        9,000,000.00
B2          3,857,000.00     3,857,000.00            0.00       18,661.59       18,661.59     0.00       0.00        3,857,000.00
B3          4,500,000.00     4,500,000.00            0.00       24,678.91       24,678.91     0.00       0.00        4,500,000.00
P                 100.00           100.00            0.00        5,293.77        5,293.77     0.00       0.00              100.00
R                   0.00             0.00            0.00            0.00            0.00     0.00       0.00                0.00
TOTALS    254,570,100.00   180,211,989.90    6,659,645.34      324,980.94    6,984,626.28     0.00       0.00      173,552,344.56

X           2,584,857.93     2,571,418.00            0.00      914,654.95      914,654.95        0.00       0.00     2,571,418.00
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1     36228FLJ3       394.68496036    54.21309764       0.46519383      54.67829146      340.47186272      A1         1.368750 %
A2     36228FLK0     1,000.00000000     0.00000000       1.56614581       1.56614581    1,000.00000000      A2         1.818750 %
A3     36228FLL8       680.47152661    28.61754160       0.94852530      29.56606690      651.85398501      A3         1.618750 %
M1     36228FLM6     1,000.00000000     0.00000000       3.20225728       3.20225728    1,000.00000000      M1         3.718750 %
B1     36228FLN4     1,000.00000000     0.00000000       4.10642333       4.10642333    1,000.00000000      B1         4.768750 %
B2     36228FLP9     1,000.00000000     0.00000000       4.83836920       4.83836920    1,000.00000000      B2         5.618750 %
B3     36228FLQ7     1,000.00000000     0.00000000       5.48420222       5.48420222    1,000.00000000      B3         6.368750 %
P      36228FLU8     1,000.00000000     0.00000000  52,937.70000000  52,937.70000000    1,000.00000000      P          0.000000 %
TOTALS                 707.90713403    26.16035952       1.27658723      27.43694676      681.74677450

X      36228FLR5       994.80051501     0.00000000     353.85114957     353.85114957      994.80051501      X          0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 7.08(a)(i)          Aggregate Amount of Deposit in the Certificate Account                              7,923,659.30

Sec. 7.08(a)(ii)         Aggregate Distribution Amount
                         Total Offered Certificates
                                               Accrued Certificate Interest                                    319,687.16
                                               Interest Shortfall Carryforward Amount                                0.00
                                               Principal Distribution Amount                                 6,659,645.33

                         Total Class A Certificates
                                               Accrued Certificate Interest                                    224,975.50
                                               Interest Shortfall Carryforward Amount                                0.00
                                               Basis Risk Carry Forward Amount                                       0.00
                                               Principal Distribution Amount                                 6,659,645.33

                         Total Class B Certificates
                                               Accrued Certificate Interest                                     80,298.30
                                               Interest Shortfall Carryforward Amount                                0.00
                                               Basis Risk Carry Forward Amount                                       0.00
                                               Principal Distribution Amount                                         0.00

Sec. 7.08(a)(iii)        LIBOR                                                                                  1.11875 %

Sec. 7.08(a)(iv)         Fees
                                               Trustee Fee                                                         625.00
                                               Certificate Insurer Premium                                      23,753.08
                                               Servicer Fee                                                     81,023.47

Sec. 7.08(a)(v)          Prepayments by Servicer
                                               Fairbanks                                                       810,543.09
                                               Wilshire                                                      5,595,188.80
                                               Greenpoint                                                       30,334.20

Sec. 7.08(a)(vi)         Insured Payments                                                                            0.00

Sec. 7.08(a)(vii)        Realized Losses For Current Period                                                     90,628.87
                         Amount of Cumulative Realized Losses                                                  414,327.35

Sec. 7.08(a)(viii)       Trigger Events
                                               Trigger Event has occurred ?                                           Yes
                                               Fairbanks Termination Trigger Event has occurred ?                      No
                                               Wilshire Termination Trigger Event has occurred ?                       No

Sec. 7.08(a)(ix)         Overcollateralization
                                               Required OC                                                   2,571,418.00
                                               OC Amount                                                     2,571,418.00

Sec. 7.08(a)(x)          Mortgage Loan Principal Payments                                                    6,569,016.46
                                               Scheduled Principal Payments                                    223,579.24
                                               Principal Prepayments                                         6,436,015.62
                                               Curtailment Adjustment                                               50.47
                                               Loan Purchase Price                                                   0.00
                                               Recoveries of Principal                                               0.00
                                               Realized Loss                                                   -90,628.87
                                               Realized Gain                                                         0.00
                                               Non-recovery Advance                                                  0.00

Sec. 7.08(a)(xiii)       Aggregate Pooling Balance as of the first day of the related Collection Period    182,783,407.90
                         Aggregate Pooling Balance as of the last day of the related Collection Period     176,123,762.57
Sec. 7.08(a)(xv)         Weighted average interest rate of the Mortgage Loans                                   9.60721 %

Sec. 7.08(a)(xvi)        Weighted average remaining term of the Mortgage Loans                                        251

Sec. 7.08(a)(xvii)       Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                               Number of loans (preceding 1 month)                                    311
                                               Principal Balance of loans (preceding 1 month)               28,976,977.72

                                               Number of loans (preceding 2 month)                                    343
                                               Principal Balance of loans (preceding 2 month)               31,760,509.85

                                               Number of loans (preceding 3 months)                                   334
                                               Principal Balance of loans (preceding 3 months)              29,941,107.30

Sec. 7.08(a)(xix)        Principal Balance of the largest Mortgage Loan outstanding                            422,885.34

Sec. 7.08(a)(xx)         Number, Balance, and Percentage of Delinquent Loans
                                               Number of Loans are 30-59 days delinquent                              159
                                               Balance of Loans are 30-59 days delinquent                   14,657,016.28
                                               Percentage of Loans are 30-59 days delinquent                       8.32 %

                                               Number of Loans are 60-89 days delinquent                               57
                                               Balance of Loans are 60-89 days delinquent                    5,518,217.23
                                               Percentage of Loans are 60-89 days delinquent                       3.13 %

                                               Number of Loans are 90-119 days delinquent                              17
                                               Balance of Loans are 90-119 days delinquent                   1,560,624.26
                                               Percentage of Loans are 90-119 days delinquent                      0.89 %

                                               Number of Loans are 120-149 days delinquent                              3
                                               Balance of Loans are 120-149 days delinquent                    410,992.04
                                               Percentage of Loans are 120-149 days delinquent                     0.23 %

                                               Number of Loans are 150-179 days delinquent                              5
                                               Balance of Loans are 150-179 days delinquent                    347,013.71
                                               Percentage of Loans are 150-179 days delinquent                     0.20 %

                                               Number of Loans are 180 or more days delinquent                         18
                                               Balance of Loans are 180 or more days delinquent              1,662,984.73
                                               Percentage of Loans are 180 or more days delinquent                 0.94 %

Sec. 7.08(a)(xxi)        Mortgage loans in Foreclosure
                                               Number of loans                                                        118
                                               Principal Balance of loans                                   11,144,561.55

Sec. 7.08(a)(xxii)       Mortgage loans in bankruptcy proceedings
                                               Number of loans                                                        136
                                               Principal Balance of loans                                   11,639,855.95

                                               Number of Loans are 0-29 days delinquent                                76
                                               Balance of Loans are 0-29 days delinquent                     6,304,538.21

                                               Number of Loans are 30-59 days delinquent                                6
                                               Balance of Loans are 30-59 days delinquent                      473,706.50

                                               Number of Loans are 60-89 days delinquent                                9
                                               Balance of Loans are 60-89 days delinquent                      736,595.46

                                               Number of Loans are 90-119 days delinquent                               2
                                               Balance of Loans are 90-119 days delinquent                     154,161.15

                                               Number of Loans are 120-149 days delinquent                              3
                                               Balance of Loans are 120-149 days delinquent                    234,547.35

                                               Number of Loans are 150-179 days delinquent                              8
                                               Balance of Loans are 150-179 days delinquent                    629,347.71

                                               Number of Loans are 180 or more days delinquent                         32
                                               Balance of Loans are 180 or more days delinquent              3,106,959.57

Sec. 7.08(a)(xxiii)      Number and Balance of loans in foreclosure proceedings
                                               Number of Loans are 0-29 days delinquent                                 4
                                               Balance of Loans are 0-29 days delinquent                       378,211.22

                                               Number of Loans are 30-59 days delinquent                                0
                                               Balance of Loans are 30-59 days delinquent                            0.00

                                               Number of Loans are 60-89 days delinquent                                3
                                               Balance of Loans are 60-89 days delinquent                      242,935.07

                                               Number of Loans are 90-119 days delinquent                               9
                                               Balance of Loans are 90-119 days delinquent                     982,028.15

                                               Number of Loans are 120-149 days delinquent                             27
                                               Balance of Loans are 120-149 days delinquent                  2,890,610.04

                                               Number of Loans are 150-179 days delinquent                             11
                                               Balance of Loans are 150-179 days delinquent                    956,722.30

                                               Number of Loans are 180 or more days delinquent                         64
                                               Balance of Loans are 180 or more days delinquent              5,694,054.77
Sec. 7.08(a)(xxiv)       Number and Balance of REO loans
                                               Group Totals
                                                                      Principal
                                                Number                Balance               Percentage
                                                         14             1,447,823.00                 0.82 %

Sec. 7.08(a)(xxv)        Book Value of Mortgage loans acquired through foreclosure or grant of a deed                      0.00

Sec. 7.08(a)(xxvi)       Number of Mortgage loans                                                                         2,060

Sec. 7.08(a)(xxvii)      Aggregate amount from
                                               a. Curtailments                                                        67,128.18
                                               b. Voluntary Payoffs                                                6,368,937.91
                                               c. Involuntary Payoffs                                                      0.00
                                               d. Mortgage Loans purchased from the Trust                                  0.00

Sec. 7.08(a)(xxviii)     Mortgage loans subject to loss mitigation*
                                               Number of loans                                                                1
                                               Principal Balance of loans                                              8,724.81

Sec. 7.08(a)(xxix)       Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                               Number of loans                                                                0
                                               Principal Balance of loans                                                  0.00

Sec. 7.08(a)(xxx)        Amount of current Realized Losses*
                                               a. REO Property sold                                                        0.00
                                               b. short sale                                                               0.00
                                               c. deed in lieu                                                             0.00
                                               d. no equity second mortgages                                               0.00
                                               e. other                                                                    0.00

Sec. 7.08(a)(xxxi)       Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                               a.Number of Loans Currently meeting payment plan                           27.00
                                               a.Balance of Loans Currently meeting payment plan                   2,277,665.71

                                               b.Number of Loans 1 to 2 payments behind payment plan                      19.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan              1,448,680.56

                                               c.Number of Loans 2 to 3 payments behind payment plan                      14.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan              1,108,838.82

                                               d.Number of Loans greater than 3 payments behind payment plan              21.00
                                               d.Balance of Loans greater than 3 payments behind payment plan      2,174,206.92

                                               e.Number of Loans greater than 4 payments behind payment plan              13.00
                                               e.Balance of Loans greater than 4 payments behind payment plan      1,536,101.60

                                               f.Number of Loans greater than 5 payments behind payment plan              13.00
                                               f.Balance of Loans greater than 5 payments behind payment plan      1,536,101.60

                         Number and Pool Balance of Loans in Forbearance*
                                               a.Number of Loans Currently meeting payment plan                           14.00
                                               a.Balance of Loans Currently meeting payment plan                   1,144,226.25

                                               b.Number of Loans 1 to 2 payments behind payment plan                       5.00
                                               b.Balance of Loans 1 to 2 payments behind payment plan                479,491.96

                                               c.Number of Loans 2 to 3 payments behind payment plan                       0.00
                                               c.Balance of Loans 2 to 3 payments behind payment plan                      0.00

                                               d.Number of Loans greater than 3 payments behind payment plan               5.00
                                               d.Balance of Loans greater than 3 payments behind payment plan        475,195.29

                                               e.Number of Loans greater than 4 payments behind payment plan               5.00
                                               e.Balance of Loans greater than 4 payments behind payment plan        475,195.29

                                               f.Number of Loans greater than 5 payments behind payment plan               4.00
                                               f.Balance of Loans greater than 5 payments behind payment plan        346,426.02

Sec. 7.08(a)(xxxii)      Stepdown Date                                                                            Not in effect

Sec. 7.08(a)(xxxiii)     Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                               Number of loans                                                                0
                                               Principal Balance of loans                                                  0.00

                * Reported from Fairbanks only

                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.